UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE PRE 14C

 (17 C.F.R/ § 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

 Securities Exchange Act of 1934

Check the appropriate box:

[ X ]

Preliminary Information Statement

[     ]

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[     ]

Definitive Information Statement

Great China Mania Holdings, Inc.

(Name of registrant as specified in Its charter)

Payment of Filing Fee (check the appropriate box):

[ X ]

No fee required

[     ]

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1)	Title of each class of securities to which transaction applies: .
2)	Aggregate number of securities to which transaction applies: .
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): .
4)	Proposed maximum aggregate value of transaction: .
5)	Total fee paid: .

[     ]

Fee paid previously with preliminary materials.

[     ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid: .
2)	Form, Schedule or Registration Statement No.: .
3)	Filing Party: .
4)	Date Filed: .

GREAT CHINA MANIA HOLDINGS, INC.

Room 1902, 19/F, Kodak House 2, Java Road

North Point, Hong Kong

Notice of Action by Written Consent of Shareholders to be Effective June 30, 2015

Dear Shareholders:

We are writing to advise you that we intend to amend our Articles of Incorporation to change the name of our Company.

This action was approved on June 15, 2015 by our Board of Directors. In addition, on June 15, 2015 our officers and directors and other shareholders who hold a majority of our issued and outstanding voting securities approved this action, with an effective date of June 30, 2015. Our majority shareholder approved this action by written consent in lieu of a special meeting in accordance with the relevant section of the Florida Business Corporations Act.

We Are Not Asking You For A Proxy And You Are Requested Not To Send Us A Proxy.

No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the actions described above before they take place in accordance with Section 607.0704 of the Florida Business Corporations Act and Rule 14c-2 of the Securities Exchange Act of 1934. This Information Statement is first mailed to you on or about June __, 2015.

Please feel free to call us at (852) 3543-1208 should you have any questions on the enclosed Information Statement.

Great China Mania Holdings, Inc.

By: /s/ Kwong Kwan Yin Roy
Kwong Kwan Yin Roy, Chief Executive Officer

Great China Mania Holdings, Inc.

Room 1902, 19/F, Kodak House 2, Java Road

North Point, Hong Kong

Telephone: (852) 3543-1208

Information Statement Regarding Action to Be Taken By

Written Consent of Shareholders Holding a Majority of Our Voting Stock

In Lieu of a Special Meeting

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

General Information

This Information Statement is being furnished to the shareholders of Great China Mania Holdings, Inc. in connection with the adoption of an amendment to our Articles of Incorporation by written consent of our Board of Directors and the holders of a majority of our issued and outstanding voting securities in lieu of a special meeting.

On June 15, 2015 our Board of Directors approved an amendment to our Articles of Incorporation (the “Amendment”) which when effective will change our corporate name to GME Innotainment, Inc.

The full text of the form of Amendment is attached to this Information Statement as Exhibit A. This action will become effective as of June 30, 2015 (the “Effective Date”) in accordance with the written consent of the holder of a majority of our issued and outstanding voting securities and the filing of the Amendment with the Secretary of State of Florida in accordance with the relevant sections of the Florida Business Corporations Act.

The Board of Directors has fixed June 17, 2015 as the record date for determining those of our shareholders entitled to receive this information statement.

This Information Statement is first being mailed on or about June ___, 2015 to our shareholders and is being delivered to inform you of the corporate actions described herein in accordance with Section 607.0704 of the Florida Business Corporation Act and Rule 14c-2 of the Securities Exchange Act of 1934. No dissenter’s rights are afforded to our shareholders under Florida law as a result of the adoption of the Amendment.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

OUR PRINCIPAL SHAREHOLDERS

Our voting securities consist of our Common Stock, par value $0.01 per share, of which 28,433,094 were outstanding on June 15, 2015. Our common stock is our only class of voting securities. Each share of common stock has one vote per share on all matters submitted to a vote of our shareholders. The following table sets forth certain information as of June 15, 2015 regarding the record and beneficial ownership of our common stock by: (i) any individual or group (as that term is defined in the federal securities laws) of affiliated individuals or entities who is known by us to be the beneficial owner of more than five percent of the outstanding shares of our common stock; (ii) each of our executive officers and directors; and (iii) our executive officers and directors as a group:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Kwong Kwan Yin Roy Room 1902, 19/F, Kodak House 2, Java Road North Point, Hong Kong	18,755,932	65.97%
Yum Ka Yan Room 1902, 19/F, Kodak House 2, Java Road North Point, Hong Kong	0	0%
All directors and officers as a group	18,755,932	65.97%

The following table sets forth all persons known to us to own more than 5% of our outstanding common stock as of June 15, 2015.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Kwong Kwan Yin Roy Room 1902, 19/F, Kodak House 2, Java Road North Point, Hong Kong	18,755,932	65.97%
FUGU Enterprises Inc. 15th Floor, No. 45 Shing Woo Road, Happy Valley, Hong Kong	1,800,000	6.33%
All directors and officers as a group	20,555,932	72.30%

We believe that all persons named in the tables have sole voting and investment power with respect to all shares beneficially owned by them.

THE AMENDMENT

On the Effective Date, the Amendment will change our corporate name to GME Innotainment, Inc.

Name change

The Amendment will change the name of our company from Great China Mania Holdings, Inc. to GME Innotainment, Inc.  The Company has elected to change its name to more accurately reflect the business of the Company and the Company’s plans for the future.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet on our website, www.gmeinnotainment.com, and at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

EXHIBIT A

Articles of Amendment

to

Articles of Incorporation

Of

Great China Mania Holdings, Inc
(Name of Corporation as currently filed with the Florida Dept. of State
G48025
(Document Number of Corporation (if known))

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

The new name of the corporation shall be GME Innotainment, Inc.

Article I if the corporation’s Articles of Incorporation is replaced in its entirety by the following:

ARTICLE I The name of this Corporation is GME Innotainment, Inc. .

Effective Date

These Articles of Amendment shall become effective on June 30, 2015.

Adoption of Amendment

☒

The amendment was adopted by the shareholders.  The number of votes cast for the amendment by the shareholders was sufficient for approval.

IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer of the Corporation, has executed these Articles of Amendment as of June 15, 2015.

Great China Mania Holdings, Inc.

/s/ Kwong Kwan Yin Roy

Kwong Kwan Yin Roy

Chief Executive Officer and Director

EXHIBIT B

UNANIMOUS WRITTEN CONSENT OF

THE BOARD OF DIRECTORS

OF

GREAT CHINA MANIA HOLDINGS, INC.

The undersigned, constituting the members of the Board of Directors of GREAT CHINA MANIA HOLDINGS, INC., a Florida corporation (the "Corporation" or the “Company”), pursuant to the authority granted to directors to take action by unanimous written consent without a meeting in Article XI of the Articles of Incorporation, as amended, and under Section 607.0821 of the Florida Statutes, Title XXXVI, Corporations, do hereby consent to adopt, ratify, confirm and approve, as of the date indicated below, the following recitals and resolutions, as evidenced by their signature hereunder:

RESOLVED, that the Board hereby approves the Certificate of Amendment to the Articles of Incorporation substantially in form attached hereto as Exhibit A authorizing the change of the Company’s name to GME Innotainment, Inc. (the “Name Change”), and be it further

RESOLVED, that the Company submit to the holders of its voting stock for approval, the Articles of Amendment authorizing the Name Change; and

IT IS FURTHER RESOLVED, that the Board of Directors hereby direct that the appropriate officer(s) are hereby authorized to carry out these resolutions on behalf of the Corporation and are authorized, empowered, and directed, in the name of and on behalf of the Corporation, to execute and deliver all documents, to make all payments, and to perform any other act as may be necessary from time to time to carry out the purpose and intent of these resolutions.  All such acts and doings of all officers which are consistent with the purposes of this resolution are hereby authorized, approved, ratified, and confirmed in all respects; and

IT IS FURTHER RESOLVED, that these Resolutions may be signed in as many counterparts as necessary and each counterpart will be accepted as if all parties had signed.

IN WITNESS WHEREOF, the undersigned have executed this consent as of 15th day of June 2015.

/s/ Kwong Kwan Yin Roy
Kwong Kwan Yin Roy, Director

/s/ Yum Ka Yan
Yum Ka Yan, Director

Enclosures:

Exhibit A

EXHIBIT C

WRITTEN CONSENT

OF THE HOLDER OF A MAJORITY OF THE

VOTING STOCK

OF

GREAT CHINA MANIA HOLDINGS, INC.

The undersigned, the holder of a majority (65.97%) of the shares of Common Stock (the “Stockholder”) of Great China Mania Holdings, Inc. a Florida corporation (the “Company”), do hereby adopt by this written consent, the following resolution with the same force and effect as if they had been adopted at a duly convened meeting:

WHEREAS, the Board of Directors of the Company, having considered changing the name of the Company to GME Innotainment, Inc. (the “Name Change”) and deems such Name Change advisable and in the best interests of the Company and its Stockholders.

WHEREAS, as of this date, there are 28,433,094 shares of Company stock issued and outstanding.

NOW, THEREFORE, BE IT

RESOLVED, that, the Articles of Incorporation of the Company be and hereby are amended to authorize and enact the name change of the Company to GME Innotainment, Inc.;

RESOLVED, that the Articles of Amendment to the Articles of Incorporation substantially in form attached hereto as Exhibit A authorizing the Name Change be and hereby is in all respects approved.

IN WITNESS WHEREOF, the undersigned Stockholder has executed this Action by Written Consent as of the 15th day of June, 2015.

/s/ Kwong Kwan Yin Roy
Kwong Kwan Yin Roy, Shareholder
No. of Shares of Common Stock Held: 18,755,932 (65.97%)

Enclosures:

Exhibit A